Selected statement of Operating Data - Reconciliation of Operating Income of Reportable Segments to Data Included in Statements of Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Operating income:
Total operating income of reportable segments	$ 94,704	$ 48,146	$ 47,531
Financial expenses, net	23,585	9,046	1,191
Income before taxes on income	$ 71,119	$ 39,100	$ 46,340